File No. 811-4503

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only
(as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[X]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to Sec. 240.14a-12

AQUILA MUNICIPAL TRUST
formerly Tax-Free Trust of Arizona
(Exact Name of Registrant as Specified in Charter)

380 Madison Avenue, Suite 2300
New York, New York 10017
(Address of Principal Executive Offices)

(212) 697-6666
(Registrant’s Telephone Number)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required

AQUILA GROUP OF FUNDS REORGANIZATION     TALKING POINTS
APPLICABLE TO SPECIAL SHAREHOLDER MEETINGS SCHEDULED SEPT. 17, 2013

Overview

Aquila Municipal Trust (tax-exempt funds)

Shareholders of Tax-Free Trust of Arizona (TFTA) are being asked to approve an Amended and Restated Declaration of Trust and changes to the Trust’s fundamental investment policies.  Shareholders also are being asked to elect Trustees and to ratify the selection of Tait, Weller & Baker LLP as the Trust’s independent registered public accounting firm.  The Amended and Restated Declaration of Trust and changes to the Trust’s fundamental investment policies will not change the investment objective or investment strategies of the Trust; the Trust will be managed by the same personnel.

Shareholders of each of the current CO, KY, RI and UT funds are being asked to approve the reorganization of the Fund into a series of Aquila Municipal Trust.  No change in the investment objective, principal investment strategies, or investment management team will occur as a result of the Reorganization.

‘Aquila’ will be added to the name of each series of the Aquila Municipal Trust.

Aquila Funds Trust (taxable funds)

Shareholders of Aquila Three Peaks High Income Fund (ATPHIF) are being asked to approve an Amended and Restated Declaration of Trust and changes to the Fund’s fundamental investment policies.  Shareholders also are being asked to elect Trustees and to ratify the selection of Tait, Weller & Baker LLP as the Fund’s independent registered public accounting firm.  The Amended and Restated Declaration of Trust and changes to the Trust’s fundamental investment policies will not change the investment objective or investment strategies of the Trust; the Trust will be managed by the same personnel.

Shareholders of the Current Aquila Three Peaks Opportunity Growth Fund (ATPOGF) fund are being asked to approve the reorganization of the Fund into Aquila Three Peaks Opportunity Growth Fund, a series of Aquila Funds Trust.  No change in the investment objective, principal investment strategies, or investment management team will occur as a result of the Reorganization.

Contents

Tax-Free Trust of Arizona Proxy Talking Points	Page 3

Approve Amended and Restated Declaration of Trust

Revise Fundamental Investment Policies

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Aquila Municipal Trust Talking Points	Page 8
Reorganization of Tax-Free Fund of Colorado (TFFC), Churchill Tax-Free Fund of Kentucky (CTFFK), Aquila Narragansett Tax-Free Income Fund (ANTFIF), and Tax-Free Fund For Utah (TFFU), each into a series of Aquila Municipal Trust

Aquila Three Peaks High Income Fund Proxy Talking Points	Page 14
Approve Amended and Restated Declaration of Trust

Revise Fundamental Investment Policies

Aquila Funds Trust Talking Points	Page 18
Reorganization of ATPOGF into a series of Aquila Funds Trust

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TAX-FREE TRUST OF ARIZONA     TALKING POINTS
APPLICABLE TO PROXY MATERIALS MAILED TO SHAREHOLDERS FOR THE SEPT. 17, 2013 MEETINGS

Special Shareholder Meeting on September 17, 2013

Proposals:

1.	Elect Trustees
2.	Ratify selection of independent registered public accounting firm
3.	Adopt an Amended and Restated Declaration of Trust
4.	Approve changes to Fundamental Investment Policies

TFTA shareholders of record on June 19, 2013 are entitled to vote.

Trustee recommendation:  Vote “FOR” each of the proposals.

Proposal 3:  Adopt an Amended and Restated Declaration of Trust

Reasons for the Proposal:

•	If approved in its entirety, the Amended Declaration would provide the Trust with an updated governing document that will simplify administration and oversight of the Trust.
•
Adoption of the Amended Declaration will not remove any of the protections afforded to shareholders under federal law, including voting rights, or alter Trustees’ existing fiduciary obligations to act with due care and in the best interest of shareholders.

•	Intended to simplify administration and oversight.
•	Intended to increase flexibility which will allow Trustees to react more quickly to changes in competitive and regulatory conditions.
•	The Amended Declaration will not change the investment objective or investment strategies of the Trust; the Trust will be managed by the same personnel.

Differences in the Amended and Restated Declaration of Trust:

The following is a summary – shareholders should read carefully the proxy materials because they contain details that are not in this summary.

•	3A Future Amendments:
o	In certain circumstances, the majority of the Trustees may amend the Declaration of Trust without a vote of shareholders.
▪	Any amendment to Article V (regarding the Trustees) requires a two-thirds vote of the Trustees.
▪	Trustees may not amend the Declaration to diminish or eliminate voting rights of shareholders without the consent of at least a majority of shares.
▪	Trustees have discretion to submit any proposed amendment to the Declaration of Trust for shareholder approval at any time.

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•	3B Termination:
o	The Trust may be terminated
▪	If such action is recommended by the vote of a majority of the Trustees, by vote of at least a majority of shares at any meeting of shareholders or
▪	By unanimous vote of the Trustees, with notice to, but without approval of, shareholders.
•	3C Annual Shareholder Meetings:
o	Annual meetings and annual Trustee election not required.
o
Trustees and Management will continue to have the capability to hold non-voting meetings of shareholders on a regular basis consistent with prior practices of seeking to keep shareholders as fully informed as possible about the Trust.

•	3D Removal of Trustees:
o	Trustees may be removed from office:
▪	With or without cause by action of holders of a majority of shares
▪	For cause by action of at least two-thirds of the remaining Trustees
▪	Without cause by unanimous action of the remaining Trustees.
•	3E Indemnification and Liability of Trustees, Officers and Employees:
o	Clarifies and expands provisions limiting the liability of Trustees, officers and employees of the Trust.
•	3F Shareholder/Derivative Actions:
o
Sets forth a detailed process for the bringing of derivative actions by shareholders in order to permit legitimate inquires and claims while avoiding the time and expense associated with spurious demands and derivative actions.

o	Intended to save the time and expense of bringing a suit that the Trustees in their judgment do not believe would be in the best interests of the Trust and its shareholders.
•	3G Number of Trustees / Vacancies:
o	The Board of Trustees may establish the number of Trustees without limitation.
o	In the event no Trustee is left on the Board, vacancies may be filled by officers of the Trust or by any other manner permitted under the 1940 Act.
•	3H Series and Classes:
o	Drafted to address the operations of a multiple series trust.
o	Clarifies voting and other rights of series and classes.
o	Provides that shareholders of all series and classes vote together, except where the 1940 Act requires separate votes.
•	3I Other Changes Effected by the Amended Declaration:
o	Authorize Trustees to adopt changes to the Declaration, except those set forth in 3A – 3H
▪	Mandatory Retirement of Trustees at specified age or term limit established by at least two-thirds of the Trustees.
▪	Issuance and Redemption of Shares/Small Accounts
•
Trust may close a shareholder account that falls below a minimum size, or assess a fee for small accounts and redeem shares in the account to cover such fees, or convert the shares into another share class that is geared to smaller accounts.

•
Trustees may involuntarily redeem shares upon certain conditions (such as failure to provide identification required by law, inability to verify information from a shareholder, concentration of ownership that would

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disqualify the Trust as a regulated investment company under the Internal Revenue Code, account falls below established minimum).
▪	Disclosure of Shareholder Holdings
•
Shareholders are required to disclose to the Trust information regarding direct and indirect ownership of shares in compliance with laws or regulations, and the Trust may disclose such ownership if required by law or regulation.

▪	Determination of Net Asset Value
•	Trustees have the flexibility to prescribe procedures and methods for determining the value of portfolio assets as may be necessary or desirable.

Proposal 4:  Revisions to Fundamental Investment Policies

Reasons for the Proposal:

•	Revise or eliminate fundamental policies that are not required by law or that are more restrictive than the law requires.
•	Intended to simplify compliance monitoring and provide flexibility.
•	Continue to manage the Trust in accordance with its prospectus, SAI, and any established policies or guidelines.
•	Provide the ability to invest not more than 20% of Trust assets in money market funds, taxable money market instruments, and short-term debt securities.
•
Other than the above, there will be no change to the Trust’s current investment practices, investment objective or principal investment strategies in connection with the proposed revisions to the Trust’s fundamental policies included in Proposal 4.

•	Proposal 4 would Revise Fundamental Investment Policies related to:
A.	Permitted Trust investments
B.	Investments in voting securities, other investment companies and certain other instruments
C.	Concentration of Trust investments
D.	Lending of Trust assets
E.	Borrowing of money
F.	Issuance of senior securities
G.	Investments in commodities
H.	Certain affiliated transactions
I.	Investments in real estate
J.	Restrictions on control investments
K.	Restrictions on short sales and use of margin
L.	Underwriting
More detailed descriptions appear below

•	The proposed revisions to the fundamental policy are not expected to materially affect the manner in which the Trust’s investment operations are conducted at this time.
•	The following is a summary – shareholders should read carefully the proxy materials because they contain details that are not in this summary.

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•	Proposals 4A and 4B (detailed below):
•
If approved, will enable the Trust to invest up to 20% of assets in securities including shares of money market funds, taxable money market instruments and short-term debt securities, taxable obligations issued by the State (in which the Fund invests) and other states, and other taxable obligations such as Build America Bonds, and U.S. government securities to the extent consistent with its other investment policies and restrictions.

•	The Trust would use money market funds, taxable money market instruments and short-term debt securities for cash management purposes and, if necessary, temporary defensive purposes.
•	The Manager does not immediately intend to invest in other taxable obligations, but may do so in the future.

o	4A - Permitted Trust investments:
▪
Eliminate current policy permitting investment only in State-specific Obligations (as defined in the Trust’s prospectus and statement of additional information), which may be unduly restrictive and prevent the Trust from reacting in a timely manner to changes in the financial markets.

▪	The Trust would continue to invest at least 80% of assets in State-specific tax-free municipal obligations.
▪	Proposed elimination of this fundamental policy is designed to afford the Trust the maximum flexibility permitted under law

o	4B - Investments in voting securities, other investment companies and certain other instruments:
▪	Eliminate current policy restricting investments in voting securities, other investment companies and certain other instruments.
▪
The current policy prohibits the Trust from buying shares of other investment companies, including money market funds.  Recent changes to the 1940 Act now permit funds to invest without limit in money market funds (subject to the funds’ other investment policies).

▪
The current policy also prohibits the Trust from investing in voting securities including those of other investment companies or equity securities.  The Manager has no current intention to invest Trust assets in equity securities.

▪	The current policy prohibits the Trust from purchasing warrants, puts, calls. The Manager has no current intention to invest Trust assets in warrants, puts or calls.
▪	Proposed elimination of this fundamental policy is designed to afford the Trust the maximum flexibility permitted under law.

o	4C – Concentration of Trust Investments:
▪	The Trust may not make any investment if, as a result, the Trust’s investments will be concentrated in any one industry, except as permitted by the 1940 Act.
o	4D – Lending of Trust Assets:
▪	The Trust may lend money or other assets to the extent permitted by the 1940 Act.
o	4E – Borrowing of Money:
▪	The Trust may not borrow money except as permitted by the 1940 Act.
o	4F – Issuance of Senior Securities:
▪	The Trust may not issue senior securities except as permitted by the 1940 Act.

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o	4G – Investments in Commodities:
▪	The Trust may purchase or sell commodities or contracts related to commodities to the extent permitted by the 1940 Act.
o	4H – Affiliated Transactions:
▪
Eliminate the current policy regarding certain affiliated transactions.  The 1940 Act prohibits certain transactions between a fund and its affiliates and securities of affiliates.  The Board of Trustees and Management believe that it is unnecessary to have a fundamental policy addressing transactions that are addressed in the 1940 Act.

o	4I – Investments in Real Estate:
▪	The Trust may not purchase or sell real estate except as permitted by the 1940 Act.
o	4J – Restrictions on Control Investments:
▪	Eliminate the current policy regarding control investments. The current policy is not required by the 1940 Act.
o	4K – Restrictions on Short Sales and Use of Margin:
▪
Eliminate the current policy regarding short sales and the use of margin.  The 1940 Act does not require a fundamental policy about engaging in short sales or relating to purchasing securities on margin.

o	4L – Underwriting:
▪	The Trust may not engage in the business of underwriting the securities of other issuers except as permitted by the 1940 Act.

\

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AQUILA MUNICIPAL TRUST     TALKING POINTS
APPLICABLE TO N-14 MATERIALS MAILED TO SHAREHOLDERS FOR THE SEPT. 17, 2013 MEETINGS

Special Shareholder Meeting on September 17, 2013

Shareholders are asked to approve the reorganization of each of the Current Funds Tax-Free Fund of Colorado (TFFC), Churchill Tax-Free Fund of Kentucky (CTFFK), Aquila Narragansett Tax-Free Income Fund (ANTFIF) and Tax-Free Fund For Utah (TFFU) into a series of Aquila Municipal Trust (the “Successor Funds”).

Proposals No. 1 - 4:

1.	Reorganize TFFC into Aquila Tax-Free Fund of Colorado, a series of Aquila Municipal Trust
o	TFFC shareholders of record on June 19, 2013 are entitled to vote.
2.	Reorganize CTFFK into Aquila Churchill Tax-Free Fund of Kentucky, a series of Aquila Municipal Trust
o	CTFFK shareholders of record on June 19, 2013 are entitled to vote.
3.	Reorganize ANTFIF into Aquila Narragansett Tax-Free Income Fund, a series of Aquila Municipal Trust
o	ANTFIF shareholders of record on June 19, 2013 are entitled to vote.
4.	Reorganize TFFU into Aquila Tax-Free Fund For Utah, a series of Aquila Municipal Trust
o	TFFU shareholders of record on June 19, 2013 are entitled to vote.

Shareholders should carefully read the Proxy Statement/Prospectus because it contains details that are not in the following summary.

Reasons for the Proposal:

•	No change in the investment objective, principal investment strategies, or investment management team will occur as a result of the Reorganization.
•	The Reorganization is expected to help achieve certain efficiencies in the administration and oversight of the Funds.
•	Fewer legal entities requiring registration statements and state filings.
•	The Funds may realize economies in registration fees.
•	A reduction in the number of separate Boards overseeing funds in the Aquila Group of Funds, which is expected to help achieve efficiencies in the oversight and management of the Funds.
•
Funds will operate under updated fundamental investment policies and are expected to operate under an updated Declaration of Trust, which will provide administrative efficiencies and better conform to current law.

Trustee recommendation:  Vote “FOR” the applicable proposal.

Steps in the Reorganization:

•	Shareholders will vote on the applicable proposal, and if the proposals are approved:

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o	On or about September 20, 2013, each Reorganization will occur.
o	Each Current Fund will transfer all of its assets and liabilities to the corresponding Successor Fund (each a series of Aquila Municipal Trust).
o	Shareholders of the Current Fund will receive shares of the corresponding Successor Fund in proportion to the NAV of their shares on the Closing Date of the Reorganization.
o	No sales load, CDSC, commission, redemption fee or transaction fee will be charged, and existing CDSC schedules will be maintained.
o	The purchase, redemption and exchange policies will not change.
o	The Reorganizations generally are not expected to result in income, gain or loss being recognized for federal income tax purposes by a Fund or by the shareholders.
o	Following the Closing Date of the Reorganization, the Current Funds will cease operations and be terminated.

Why Trustees Recommend the Reorganization:

•	Trustees determined that the Reorganization is in the best interest of each Fund and its shareholders.
•	The Trustees believe the Reorganization offers a number of potential benefits:
1.
Efficiencies in the administration of each Fund may be achieved by reducing the number of separate legal entities, reducing the number of separate Boards, updating the Declaration of Trust and updating the fundamental investment policies.

2.	The Successor Funds will have the same investment objectives and principal investment strategies as the Current Funds.
3.	Each Successor Fund will have the same Manager, Sub-Adviser (if applicable) and Portfolio Manager.
4.
Although the Successor Fund’s total annual operating expenses are anticipated to increase in the first year following the Reorganization as a result of the expenses attributable to the Reorganization, the Reorganization may result in long-term economies based on certain efficiencies in the oversight and administration of the Funds.

5.	No sales load, CDSC, commission, redemption fee or other transactional fee will be charged as a result of the Reorganization.
6.	There will be no dilutive effect on interests of current shareholders as a result of the Reorganization.
7.	It is not necessary to dispose of portfolio securities in order to effect the Reorganization.
8.	Shareholders are not expected to recognize any taxable gain or loss as a result of the Reorganization.

Fund Reorganization and Expenses:

•
Each Current Fund will be responsible for the costs of printing the Proxy Statement/Prospectus, the proxy solicitation, mailing and attestation costs attributable to the Reorganization.  Each Current Fund and Successor Fund will bear its allocated share of the costs of preparing the proxy statement and other costs attributable to its respective Reorganization (excluding proxy solicitation, mailing and attestation costs).

•
Each Fund is anticipated to experience an increase in total annual operating expenses in the first year following the Reorganization due to the expenses of the Reorganization.  However, the Reorganization may result in long-term economies to each Fund as a result of certain efficiencies in the oversight and administration of the Fund, providing a long-term shareholder benefit.

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Comparison of the Current and the Successor Funds:

•	The Current and the Successor Fund will
o	Have identical investment objectives
o	Have identical investment strategies
o	Be subject to the same principal risks
o	Have the same Manager, Sub-Adviser (if applicable) and portfolio manager.
•	Each Successor Fund will assume the Current Fund’s historical performance following the Reorganization.
•
It is anticipated that each Successor Fund will operate under an Amended and Restated Declaration of Trust. (Note that provisions of the Amended and Restated Declaration of Trust are subject to approval by shareholders of Tax-Free Trust of Arizona, currently the sole operating series of Aquila Municipal Trust, and some or all of the provisions of the Amended and Restated Declaration of Trust may not be adopted.)

•	The Board of Trustees of five municipal bond funds will be combined into a single Board.

There are differences between the fundamental investment policies of the Current Funds and the fundamental investment policies of the Successor Funds.  The Current Funds have fundamental investment policies that are not required by law or are more restrictive than the law requires.  The fundamental policies of the Successor Funds are intended to simplify compliance monitoring and provide additional flexibility for each Fund.

Comparison of the Fundamental Investment Policies of the Current Fund and the Fundamental Investment Policies of the Successor Fund:

All mutual funds are required by law to have “fundamental” policies.  Each Fund’s investment objective and 80% investment policy will not change.  There are other differences between the fundamental investment policies of the Current Funds and the Successor Funds.  The Current Funds have fundamental investment policies that are not required by law or are more restrictive than the law requires.

The manner in which the Successor Fund’s investment operations are conducted is not expected to be materially affected by any differences between the fundamental policies of the Current Fund and the Successor Fund.  There will be no changes to the investment objective or principal investment strategies of the Funds.

o	Investment Objective
▪	No change.
o	Investments in State Obligations and Investments Subject to Federal AMT
▪	No change.
o	Permitted Fund Investments:
▪	Successor Funds do not have a fundamental investment policy regarding permitted fund investments.
▪
Except for gaining the ability to invest not more than 20% of assets in securities including shares of money market funds, taxable money market instruments, short-term debt securities and other taxable obligations, the manner in which each Successor Fund’s investment operations are

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conducted is not expected to be materially affected by the elimination of the fundamental policy regarding permitted fund investments.
▪	Each Successor Fund would continue to invest at least 80% of assets in tax-free municipal obligations.
▪
Note: This change is currently in effect for Aquila Narragansett Tax-Free Income Fund.  Shareholders of Current Aquila Narragansett Tax-Free Income Fund approved the elimination of the fundamental investment policy regarding permitted fund investments in 2012.

o	Investments in voting securities, other investment companies and certain other instruments:
▪	The Successor Funds do not have a fundamental investment policy regarding investments in voting securities, other investment companies and certain other instruments.
▪
The Current Fund’s fundamental investment policy prohibits the Funds from buying shares of other investment companies, including money market funds.  Recent changes to the 1940 Act now permit funds to invest without limit in money market funds.

▪
The Current Fund’s fundamental investment policy also prohibits the Funds from investing in voting securities including those of other investment companies or equity securities.  The Manager has no current intention to invest Fund assets in equity securities.

▪	The current fundamental investment policy prohibits the Fund from purchasing warrants, puts, calls. The Manager has no current intention to invest Fund assets in warrants, puts or calls.
▪
Note: This change is already in effect for Aquila Narragansett Tax-Free Income Fund.  Shareholders of Aquila Narragansett Tax-Free Income Fund approved the elimination of the fundamental investment policy regarding voting securities, other investment companies and certain other instruments in 2012.

o	Concentration of Fund Investments:
▪	The Successor Fund may not make any investment if, as a result, the Fund’s investments will be concentrated in any one industry, except as permitted by the 1940 Act.
o	Lending of Fund Assets:
▪	The Successor Fund may lend money or other assets to the extent permitted by the 1940 Act.
o	Borrowing of Money:
▪	The Successor Fund may not borrow money except as permitted by the 1940 Act.
o	Issuance of Senior Securities:
▪	The Successor Fund may not issue senior securities except as permitted by the 1940 Act.
o	Investments in Commodities:
▪	The Successor Fund may purchase or sell commodities or contracts related to commodities to the extent permitted by the 1940 Act.
o	Certain Affiliated Transactions:
▪
The Successor Funds do not have a fundamental investment policy regarding certain affiliated transactions.  The 1940 Act prohibits certain transactions between a fund and its affiliates and securities of affiliates.  The Board of Trustees and Management believe that it is unnecessary to have a fundamental policy addressing transactions that are addressed in the 1940 Act.

▪	Note: This change is already in effect for Tax-Free Fund For Utah. Tax-Free Fund For Utah does not currently have a fundamental investment policy regarding affiliated transactions.
o	Investments in Real Estate:
▪	The Successor Funds may not purchase or sell real estate except as permitted by the 1940 Act.
o	Restrictions on Control Investments:
▪	The Successor Funds do not have a fundamental investment policy regarding control investments. Such a policy is not required by the 1940 Act.

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o	Restrictions on Short Sales and Use of Margin:
▪
The Successor Funds do not have a fundamental investment policy regarding short sales and the use of margin.  The 1940 Act does not require a fundamental policy about engaging in short sales or relating to purchasing securities on margin.

o	Underwriting:
▪	The Successor Funds may not engage in the business of underwriting the securities of other issuers except as permitted by the 1940 Act.

Comparison of the Current Fund Declaration of Trust and the Successor Fund Declaration of Trust:

An anticipated benefit of the Reorganizations is that the Funds will operate under an Amended and Restated Declaration of Trust which will provide administrative efficiencies and will better conform to current law.

The Amended Declaration will not change the Funds’ investment objectives, principal investment strategies or investment management teams, and the Funds will continue to furnish the same level of services to shareholders.

Note that provisions of the Amended and Restated Declaration of Trust are subject to approval by shareholders of Tax-Free Trust of Arizona, currently the sole operating series of Aquila Municipal Trust, and some or all of the provisions of the Amended and Restated Declaration of Trust may not be adopted.  If some or all of the provisions of the Amended and Restated Declaration of Trust are not adopted, those provisions will not go into effect and the corresponding provisions of the declaration of trust currently in effect for Aquila Municipal Trust will remain in effect following the closing of the Reorganization.

•	Shareholder Voting –
•	Differences under the Amended Declaration:
o	Shareholders have the power to elect Trustees, however an annual meeting and annual election of Trustees is not required.
o
Trustees may determine the number of Trustees without limit.  In the event no Trustee is left on the Board, vacancies may be filled by elected officers of the fund or by another manner permitted under the 1940 Act.

o	A Trustee may be removed from office
▪	with or without cause by holders of the majority of shares, or
▪	with cause by two-thirds of the remaining Trustees, or
▪	without cause by unanimous action of the remaining Trustees.
o	Trustees will automatically be deemed to have retired at the age or term limit adopted by two-thirds of the Trustees.
o	The majority of the Trustees may amend the Declaration of Trust without shareholder approval, provided that:
▪	Any amendment to Article V (regarding the Trustees) requires a two-thirds vote of the Trustees
▪	Trustees may not amend the Declaration to diminish or eliminate shareholder voting rights without consent of at least a majority of shares.

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o
Trust may be terminated by unanimous vote of Trustees with notice to, but without approval of, shareholders, or if recommended by the vote of a majority of the Trustees, by vote of at least a majority of shares at any meeting of shareholders.

o
Consistent with the Current Declaration, the Amended Declaration provides that shareholders representing at least a majority of the shares of the Fund must consent to the merger, consolidation or sale of all or substantially all of the Fund’s assets to another fund or entity.

•	Series and Classes –
•	Differences under the Amended Declaration:
o	Amended Declaration was drafted to address the operations of a multiple series trust.
o	Clarifies voting and other rights of series and classes.
o	Provides that shareholders of all series and classes vote together, except where the 1940 Act requires separate votes.
•	Indemnification and Liability of Trustees, Officers and Employees --
•	Differences under the Amended Declaration:
o	Clarifies and expands provisions limiting the liability of Trustees, officers and employees of the Trust.
•	Shareholder/Derivative Actions --
•	Differences under the Amended Declaration:
o
Sets forth a detailed process for the bringing of derivative actions by shareholders in order to permit legitimate inquiries and claims while avoiding the time and expense associated with spurious demands and derivative actions.

o	Intended to save the time and expense of bringing a suit that the Trustees in their judgment do not believe would be in the best interests of the Fund and its shareholders.
•	Issuance and Redemption of Shares/Small Accounts --
•	Differences under the Amended Declaration:
o
The Fund may close a shareholder account that falls below a minimum size, or assess a fee for small accounts and redeem shares to cover such fees, or convert the shares into another share class that is geared to smaller accounts.

o
Trustees may involuntarily redeem shares upon certain conditions (such as failure to provide identification required by law, inability to verify information from a shareholder, concentration of ownership that would disqualify the Fund as a regulated investment company under the Internal Revenue Code, account falls below established minimum).

•	Disclosure of Shareholder Holdings --
•	Differences under the Amended Declaration:
o
Shareholders are required to disclose to the Fund information regarding direct and indirect ownership of shares in compliance with laws or regulations, and the Fund may disclose such ownership if required by law or regulation.

•	Determination of Net Asset Value --
•	Differences under the Amended Declaration:
o	Trustees have the flexibility to prescribe procedures and methods for determining the value of portfolio assets as may be necessary or desirable.

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AQUILA THREE PEAKS HIGH INCOME FUND     TALKING POINTS
APPLICABLE TO PROXY MATERIALS MAILED TO SHAREHOLDERS FOR THE SEPT. 17, 2013 MEETING

Special Shareholder Meeting on September 17, 2013

Proposals:

1.	Elect Trustees
2.	Ratify selection of independent registered public accounting firm
3.	Adopt an Amended and Restated Declaration of Trust
4.	Approve changes to Fundamental Investment Policies

ATPHIF shareholders of record on June 19, 2013 are entitled to vote.

Trustee recommendation:  Vote “FOR” each of the proposals.

Proposal 3:  Adopt an Amended and Restated Declaration of Trust

Reasons for the Proposal:

•	If approved in its entirety, the Amended Declaration would provide the Fund with an updated governing document that will simplify administration and oversight of the Fund.
•
Adoption of the Amended Declaration will not remove any of the protections afforded to shareholders under federal law, including voting rights, or alter Trustees’ existing fiduciary obligations to act with due care and in the best interest of shareholders.

•	Intended to simplify administration and oversight.
•	Intended to increase flexibility which will allow Trustees to react more quickly to changes in competitive and regulatory conditions.
•	The Amended Declaration will not change the investment objective or investment strategies of the Fund; the Fund will be managed by the same personnel.

Differences in the Amended and Restated Declaration of Trust:

The following is a summary – shareholders should carefully read the proxy materials because they contain details that are not in this summary.

•	3A Future Amendments
o	In certain circumstances, the majority of the Trustees may amend the Declaration of Trust without a vote of shareholders
▪	Any amendment to Article V (regarding the Trustees) requires a two-thirds vote of the Trustees
▪	Trustees may not amend the Declaration to diminish or eliminate voting rights of shareholders without the consent of at least a majority of shares
▪	Trustees have the discretion to submit any proposed amendment to the Declaration of Trust for shareholder approval at any time.

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•	3B Termination
o	The Trust may be terminated
▪	If such action is recommended by the vote of a majority of the Trustees, by vote of at least a majority of shares at any meeting of shareholders or
▪	By unanimous vote of the Trustees, with notice to, but without approval of, shareholders.
•	3C Annual Shareholder Meetings
o	Annual meetings and annual Trustee election not required.
o
Trustees and Management will continue to have the capability to hold non-voting meetings of shareholders on a regular basis consistent with prior practices of seeking to keep shareholders as fully informed as possible about the Fund.

•	3D Removal of Trustees
o	Trustees may be removed from office:
▪	With or without cause by action of holders of a majority of shares
▪	For cause by action of at least two-thirds of the remaining Trustees
▪	Without cause by unanimous action of the remaining Trustees.
•	3E Indemnification and Liability of Trustees, Officers and Employees
o	Clarifies and expands provisions limiting the liability of Trustees, officers and employees of the Trust.
•	3F Shareholder/Derivative Actions
o
Sets forth a detailed process for the bringing of derivative actions by shareholders in order to permit legitimate inquires and claims while avoiding the time and expense associated with spurious demands and derivative actions.

o	Intended to save the time and expense of bringing a suit that the Trustees in their judgment do not believe would be in the best interests of the Fund and its shareholders.
•	3G Number of Trustees / Vacancies
o	The Board of Trustees may establish the number of Trustees without limitation.
o	In the event no Trustee is left on the Board, vacancies may be filled by officers of the Trust or by any other manner permitted under the 1940 Act.
•	3H Series and Classes
o	Drafted to address the operations of a multiple series trust.
o	Clarifies voting and other rights of series and classes.
o	Provides that shareholders of all series and classes vote together, except where the 1940 Act requires separate votes.
•	3I Other Changes Effected by the Amended Declaration
o	Authorize Trustees to adopt changes to the Declaration, except those set forth in 3A – 3H
▪	Mandatory Retirement of Trustees at specified age or term limit established by a least two-thirds of the Trustees.
▪	Issuance and Redemption of Shares/Small Accounts
•
Fund may close a shareholder account that falls below a minimum size, or assess a fee for small accounts and redeem shares in the account to cover such fees, or convert the shares into another share class that is geared to smaller accounts.

•
Trustees may involuntarily redeem shares upon certain conditions (such as failure to provide identification required by law, inability to verify information from a shareholder, concentration of ownership that would

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disqualify the Fund as a regulated investment company under the Internal Revenue Code, account falls below established minimum).
▪	Disclosure of Shareholder Holdings
•
Shareholders are required to disclose to the Trust information regarding direct and indirect ownership of shares in compliance with laws or regulations, and the Trust may disclose such ownership if required by law or regulation.

▪	Determination of Net Asset Value
•	Trustees have the flexibility to prescribe procedures and methods for determining the value of portfolio assets as may be necessary or desirable.

Proposal 4:  Revisions to Fundamental Investment Policies

Reasons for the Proposal:

•	Revise or eliminate fundamental policies that are not required by law or that are more restrictive than the law requires.
•	Intended to simplify compliance monitoring and provide flexibility.
•	Continue to manage the Fund in accordance with its prospectus, SAI, and any established policies or guidelines.
•
There will be no change to the Fund’s current investment practices, investment objective or principal investment strategies in connection with the proposed revisions to the Fund’s fundamental policies included in Proposal 4.

•	Proposal 4 would Revise Fundamental Investment Policies related to:
A.	Concentration of Fund investments
B.	Lending of Fund assets
C.	Borrowing of money
D.	Issuance of senior securities
E.	Investments in commodities
F.	Certain affiliated transactions
G.	Investments in real estate
H.	Underwriting
More detailed descriptions appear below

•
There will be no change to the Fund’s current investment practices, investment objective or principal investment strategies in connection with the proposed revisions to the Fund’s fundamental policies included in Proposal 4.

•	The following is a summary – shareholders should carefully read the proxy materials because they contain details that are not in this summary.

o	4A – Concentration of Fund Investments:
▪	The Fund may not make any investment if, as a result, the Fund’s investments will be concentrated in any one industry, except as permitted by the 1940 Act.

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o	4B – Lending of Fund Assets:
▪	The Fund may lend money or other assets to the extent permitted by the 1940 Act.
o	4C – Borrowing of Money:
▪	The Fund may not borrow money except as permitted by the 1940 Act.
o	4D – Issuance of Senior Securities:
▪	The Fund may not issue senior securities except as permitted by the 1940 Act.
o	4E – Investments in Commodities:
▪	The Fund may purchase or sell commodities or contracts related to commodities to the extent permitted by the 1940 Act.
o	4F – Affiliated Transactions:
▪
Eliminate the current policy regarding certain affiliated transactions.  The 1940 Act prohibits certain transactions between a fund and its affiliates and securities of affiliates.  The Board of Trustees and Management believe that it is unnecessary to have a fundamental policy addressing transactions that are addressed in the 1940 Act.

o	4G – Investments in Real Estate:
▪	The Fund may not purchase or sell real estate except as permitted by the 1940 Act.
o	4H – Underwriting:
▪	The Fund may not engage in the business of underwriting the securities of other issuers except as permitted by the 1940 Act.

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AQUILA THREE PEAKS OPPORTUNITY GROWTH FUND     TALKING POINTS
APPLICABLE TO N-14 MATERIALS MAILED TO SHAREHOLDERS FOR THE SEPT. 17, 2013 MEETING

Special Shareholder Meeting on September 17, 2013

Shareholders are asked to approve an Agreement and Plan of Reorganization of Aquila Three Peaks Opportunity Growth Fund into a series of Aquila Funds Trust (the “Successor Fund”).

Proposal:

1.	Reorganize Aquila Three Peaks Opportunity Growth Fund (ATPOGF) into Aquila Three Peaks Opportunity Growth Fund, a series of Aquila Funds Trust
o	ATPOGF shareholders of record on June 19, 2013 are entitled to vote.

Shareholders should carefully read the Proxy Statement/Prospectus because it contains details that are not in the following summary.

Reasons for the Proposal:

•	There will be no change in the Fund’s investment objective, principal investment strategies, or investment management team as a result of the Reorganization.
•	The Reorganization is expected to help achieve certain efficiencies in the administration and oversight of the Fund.
•	Fewer registration statements and filings will be required within the Aquila Group of Funds.
•	The Fund may realize economies in registration fees.
•	A reduction in the number of separate Boards overseeing funds in the Aquila Group of Funds, which is expected to help achieve efficiencies in the oversight and management of the Funds.
•
The Fund will operate under updated fundamental investment policies and is expected to operate under an updated Declaration of Trust, which will provide administrative efficiencies and better conform to current law.

Trustee recommendation:  Vote “FOR” the proposal.

Steps in the Reorganization:

•	Shareholders will vote on the proposal, and if the proposal is approved:
o	On or about September 20, 2013, the Reorganization will occur.

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•	The Current Fund will transfer all of its assets and liabilities to the Successor Fund (a series of Aquila Funds Trust).
•	Shareholders of the Current Fund will receive shares of the Successor Fund in proportion to the NAV of their shares on the Closing Date of the Reorganization.
•	No sales load, CDSC, commission, redemption fee or transaction fee will be charged, and existing CDSC schedule will be maintained.
•	The Reorganization generally is not expected to result in income, gain or loss being recognized for federal income tax purposes by the Fund or by its shareholders.
•	Following the Closing Date of the Reorganization, the Current Fund will cease operations and be terminated.

Why Trustees Recommend the Reorganization:

•	Trustees determined that the Reorganization is in the best interest of the Fund and its shareholders.
•	The Trustees believe the Reorganization offers a number of potential benefits:
1.
Efficiencies in the administration of the Fund may be achieved by reducing the number of separate legal entities, reducing the number of separate Boards, updating the Declaration of Trust and fundamental investment policies.

2.	The Successor Fund will have the same investment objectives and principal investment strategies as the Current Fund.
3.	The Successor Fund will have the same Investment Manager, Sub-Adviser and Portfolio Managers.
4.
Although the Successor Fund’s total annual operating expenses are anticipated to increase in the first year following the Reorganization as a result of the expenses attributable to the Reorganization, because of expense limitation arrangements, the Fund’s net expenses will not increase as a result of the payment of any Reorganization costs.  Furthermore, the Reorganization may result in long-term economies based on certain efficiencies in the oversight and administration of the Funds.

5.	No sales load, CDSC, commission, redemption fee or other transactional fee will be charged as a result of the Reorganization.
6.	There will be no dilutive effect on interests of current shareholders as a result of the Reorganization.
7.	It is not necessary to dispose of portfolio securities in order to effect the Reorganization.
8.	Shareholders are not expected to recognize any taxable gain or loss as a result of the Reorganization.

Fund Reorganization and Expenses

•
The Current Fund will be responsible for the costs of printing the Proxy Statement/Prospectus, the proxy solicitation, mailing and attestation costs attributable to the Reorganization.  Each of the Current Fund and the Successor Fund will bear its allocated share of the costs of preparing the proxy statement and other costs attributable to the Reorganization (excluding proxy solicitation, mailing and attestation costs).

•
The Fund is anticipated to experience an increase in total annual operating expenses in the first year following the Reorganization due to the expenses of the Reorganization.  However, because of expense limitation arrangements, the Fund’s net expenses will not increase as a result of the payment of any Reorganization costs.  Furthermore, the Reorganization may result in long-term

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economies to the Fund as a result of certain efficiencies in the oversight and administration of the Fund, providing a long-term shareholder benefit.

Comparison of the Current and the Successor Fund:

There will be no changes to the Fund’s investment objective, principal investment strategies or investment management team as a result of the Reorganization.

•	The Current and the Successor Fund will
o	Have identical investment objectives
o	Have identical principal investment strategies
o	Be subject to the same principal risks
o	Have the same Investment Manager, Sub-Adviser and Portfolio Managers
•	The Successor Fund will assume the Current Fund’s historical performance following the Reorganization.
•	It is anticipated that the Successor Fund will operate under an Amended and Restated Declaration of Trust.
o	The Amended and Restated Declaration of Trust will not change the Fund’s investment objective or principal investment strategies (more information below).
o
Note that provisions of the Amended and Restated Declaration of Trust are subject to approval by shareholders of Aquila Three Peaks High Income Fund, currently the sole operating series of Aquila Funds Trust, and some or all of the provisions of the Amended and Restated Declaration of Trust may not be adopted.

•	It is anticipated that there will be a reduction in the number of separate Boards overseeing funds in the Aquila Group of Funds.
•
There are differences between the fundamental investment policies of the Current Fund and the fundamental investment policies of the Successor Fund.  The Current Fund has fundamental investment policies that are not required by law or are more restrictive than the law requires.  The fundamental policies of the Successor Fund are intended to simplify compliance monitoring and provide additional flexibility for the Fund.

Comparison of the Fundamental Investment Policies of the Current Fund and the Fundamental Investment Policies of the Successor Fund:

All mutual funds are required by law to have “fundamental” policies.  The Fund’s investment objective and principal investment strategies will not change.  There are other differences between the fundamental investment policies of the Current Fund and the Successor Fund.  The Current Fund has fundamental investment policies that are not required by law or are more restrictive than the law requires.

The manner in which the Successor Fund’s investment operations are conducted is not expected to be materially affected by any differences between the fundamental policies of the Current Fund and the

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Successor Fund.  There will be no changes to the investment objective or principal investment strategies of the Funds.

o	Investment Objective
▪	No change.
o	Concentration of Fund Investments
▪	The Fund may not make any investment if, as a result, the Fund’s investments will be concentrated in any one industry, except as permitted by the 1940 Act.
o	Lending of Fund Assets
▪	The Fund may lend money or other assets to the extent permitted by the 1940 Act.
o	Borrowing of Money
▪	The Fund may not borrow money except as permitted by the 1940 Act.
o	Issuance of Senior Securities
▪	The Fund may not issue senior securities except as permitted by the 1940 Act.
o	Investments in Commodities
▪	The Fund may purchase or sell commodities or contracts related to commodities to the extent permitted by the 1940 Act.
o	Certain Affiliated Transactions
▪
The Successor Fund does not have a fundamental investment policy regarding affiliated transactions.  The 1940 Act prohibits certain transactions between a fund and its affiliates and securities of affiliates.  The Board of Trustees and Management believe that it is unnecessary to have a fundamental policy addressing transactions that are addressed in the 1940 Act.

o	Investments in Real Estate
▪	The Fund may not purchase or sell real estate except as permitted by the 1940 Act.
o	Restrictions on Control Investments
▪	The Successor Fund does not have a fundamental investment policy regarding control investments. Such a policy is not required by the 1940 Act.
o	Restrictions on Short Sales and Use of Margin
▪
The Successor Fund does not have a fundamental investment policy regarding short sales and use of margin.  The 1940 Act does not require a fundamental policy about engaging in short sales or relating to purchasing securities on margin.

o	Underwriting
▪	The Successor Fund may not engage in the business of underwriting the securities of other issuers except as permitted by the 1940 Act.

Comparison of the Current Fund Declaration of Trust and the Successor Fund Declaration of Trust:

An anticipated benefit of the Reorganization is that the Fund will operate under an Amended and Restated Declaration of Trust which will provide administrative efficiencies and will better conform to current law. The Amended Declaration will not change the Fund’s investment objectives, principal investment strategies or investment management teams, and the Fund will continue to furnish the same level of services to shareholders.

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Note that provisions of the Amended and Restated Declaration of Trust are subject to approval by shareholders of Aquila Three Peaks High Income Fund, currently the sole operating series of Aquila Funds Trust, and some or all of the provisions of the Amended and Restated Declaration of Trust may not be adopted.  If some or all of the provisions of the Amended and Restated Declaration of Trust are not adopted, those provisions will not go into effect and the corresponding provisions of the declaration of trust currently in effect for Aquila Funds Trust will remain in effect following the closing of the Reorganization.

•	Shareholder Voting –
•	Differences under the Amended Declaration:
o	Shareholders have the power to elect Trustees, however an annual meeting and annual election of Trustees is not required.
o
Trustees may determine the number of Trustees without limit.  In the event no Trustee is left on the Board, vacancies may be filled by elected officers of the fund or by another manner permitted under the 1940 Act.

o	A Trustee may be removed from office
▪	with or without cause by holders of the majority of shares, or
▪	with cause by two-thirds of the remaining Trustees, or
▪	without cause by unanimous action of the remaining Trustees.
o	Trustees will automatically be deemed to have retired at the age or term limit adopted by two-thirds of the Trustees.
o	The majority of the Trustees may amend the Declaration of Trust without shareholder approval, provided that:
▪	Any amendment to Article V (regarding the Trustees) requires a two-thirds vote of the Trustees
▪	Trustees may not amend the Declaration to diminish or eliminate shareholder voting rights without consent of at least a majority of shares.
o
Trust may be terminated by unanimous vote of Trustees with notice to shareholders, but without approval of, shareholders, or if recommended by the vote of a majority of the Trustees, by vote of at least a majority of shares at any meeting of shareholders

o
Consistent with the Current Declaration, the Amended Declaration provides that shareholders representing at least a majority of the shares of the Fund must consent to the merger, consolidation or sale of all or substantially all of the Fund’s assets to another fund or entity.

•	Series and Classes –
•	Differences under the Amended Declaration:
o	Amended Declaration was drafted to address the operations of a multiple series trust.
o	Clarifies voting and other rights of series and classes.
o	Provides that shareholders of all series and classes vote together, except where the 1940 Act requires separate votes.
•	Indemnification and Liability of Trustees, Officers and Employees --
•	Differences under the Amended Declaration:
o	Clarifies and expands provisions limiting the liability of Trustees, officers and employees of the Trust.

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•	Shareholder/Derivative Actions --
•	Differences under the Amended Declaration:
o
Sets forth a detailed process for the bringing of derivative actions by shareholders in order to permit legitimate inquiries and claims while avoiding the time and expense associated with spurious demands and derivative actions.

o	Intended to save the time and expense of bringing a suit that the Trustees in their judgment do not believe would be in the best interests of the Fund and its shareholders.
•	Issuance and Redemption of Shares/Small Accounts --
•	Differences under the Amended Declaration:
o
The Fund may close a shareholder account that falls below a minimum size, or assess a fee for small accounts and redeem shares to cover such fees, or convert the shares into another share class that is geared to smaller accounts.

o
Trustees may involuntarily redeem shares upon certain conditions (such as failure to provide identification required by law, inability to verify information from a shareholder, concentration of ownership that would disqualify the Fund as a regulated investment company under the Internal Revenue Code, account falls below established minimum).

•	Disclosure of Shareholder Holdings --
•	Differences under the Amended Declaration:
o
Shareholders are required to disclose to the Fund information regarding direct and indirect ownership of shares in compliance with laws or regulations, and the Fund may disclose such ownership if required by law or regulation.

•	Determination of Net Asset Value --
•	Differences under the Amended Declaration:
o	Trustees have the flexibility to prescribe procedures and methods for determining the value of portfolio assets as may be necessary or desirable.

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